                                                            EXHIBIT NO. 99.8(k)

              MASTER CLASS R ADMINISTRATION AND SERVICE AGREEMENT

                    DATED AS OF THIS 1ST DAY OF APRIL 2005

                            EXHIBIT A, AS REVISED:

               July 26, 2005 (Addition of MFS Series Trust XII)
     June 22, 2007 (Termination of MFS Strategic Growth Fund, MFS Capital
      Opportunities Fund and MFS Intermediate Investment Grade Bond Fund) September 25, 2007 (Addition of MFS Diversified Target Return Fund) November 1, 2007 (Termination of the Agreement between MFS and MFS
                        Diversified Target Return Fund)

                            EXHIBIT C, AS REVISED:

                                 April 1, 2007

                       MASTER CLASS R PLAN ADMINISTRATION AND SERVICE AGREEMENT

                                                                      EXHIBIT A
                                                         AS OF NOVEMBER 1, 2007

FUNDS

MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
MFS SERIES TRUST I
   MFS Cash Reserve Fund
   MFS Core Equity Fund
   MFS Core Growth Fund
   MFS New Discovery Fund
   MFS Research International Fund
   MFS Technology Fund
   MFS Value Fund
MFS SERIES TRUST II
   MFS Emerging Growth Fund
MFS SERIES TRUST III
   MFS High Income Fund
MFS SERIES TRUST IV
   MFS Mid Cap Growth Fund
MFS SERIES TRUST V
   MFS International New Discovery Fund
   MFS Research Fund
   MFS Total Return Fund
MFS SERIES TRUST VI
   MFS Global Equity Fund
   MFS Global Total Return Fund
   MFS Utilities Fund
MFS SERIES TRUST VII
MFS SERIES TRUST VIII
   MFS Global Growth Fund
MFS SERIES TRUST IX
   MFS Bond Fund
   MFS Limited Maturity Fund
   MFS Research Bond Fund
   MFS Inflation-Adjusted Bond Fund
MFS SERIES TRUST X
   MFS Aggressive Growth Allocation Fund
   MFS Conservative Allocation Fund
   MFS Growth Allocation Fund
   MFS International Diversification Fund

   MFS Moderate Allocation Fund
   MFS New Endeavor Fund
   MFS Strategic Value Fund
MFS SERIES TRUST XI
   MFS Mid Cap Value Fund
MFS SERIES TRUST XII
   MFS Lifetime Retirement Income Fund
   MFS Lifetime 2010 Fund
   MFS Lifetime 2020 Fund
   MFS Lifetime 2030 Fund
   MFS Lifetime 2040 Fund
MFS SERIES TRUST XIII
   MFS Government Securities Fund